SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  May 14, 2003
                                                  ------------------------------


                      INTEGRATED INFORMATION SYSTEMS, INC.
                      ------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                    29947                  86-0624332
          --------                    -----                  ----------
(State or Other Jurisdiction      (Commission       (IRS Employer Identification
      of Incorporation)           File Number)                  No.)


                   2250 West 14th Street, Tempe, Arizona 85281
                   -------------------------------------------
               (Address of Principal Executive Offices) (Zip code)


Registrant's telephone number, including area code  (480) 752-5000
                                                   ---------------


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Regulation FD Disclosure

      On or about May 13, 2003, the Chairman of Integrated Information Systems, Inc. (the "Company") delivered a letter to the shareholders in the mailing packet and notification for the Annual Meeting of Stockholders scheduled for June 5, 2003. The Company issued the letter as a press release. Attached hereto as Exhibit 99.1 is a copy of Integrated Information Systems, Inc.'s press release issued on May 13, 2003 titled "Integrated Information Systems Issues Letter to Shareholders."

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit
Number          Description
------          -----------

99.1 Press release of Integrated Information Systems, Inc. dated May 13, 2003, titled "Integrated Information Systems Issues Letter to Shareholders."


                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                INTEGRATED INFORMATION SYSTEMS, INC.


Date: May 14, 2003              By: /s/ James G. Garvey, Jr.
                                    ------------------------------------
                                    James G. Garvey, Jr.
                                    Chairman, Chief Executive Officer and
                                    President


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